March 16, 2012

[Name and Address of Executive]

Reference is made to the Employment Agreement entered into on _________________ (the “Employment Agreement”) between Photronics, Inc. (the “Company”) and ____________________ (the “Executive”).

The Company and Executive hereby agree to amend the Employment Agreement by (i) deleting Article 5(f) of the Employment Agreement and (ii) deleting all references to such Article in the Employment Agreement.

Except as amended above all other terms and conditions of the Employment Agreement remain in full force and effect.

Photronics, Inc.

By:

Title:

Agreed to and Accepted

[Executive]